Exhibit 10.12(f)
Portions of this exhibit, indicated by [***], have been omitted in accordance with Item 601(b)(10)(iv) of Regulation S-K. The omitted information is (i) not material and (ii) treated by the Registrant as private or confidential.
Portions of this exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K.
The Registrant undertakes to furnish a copy of all omitted information, schedules, and exhibits to the U.S. Securities and Exchange Commission upon its request.
CONFIDENTIAL
Purchase Order # 2024-0003

PURCHASE ORDER (LEGAL)

This Purchase Order is dated July 10, 2024 (the Commencement Date).

PARTIES

CEREBRAS SYSTEMS INC. a company incorporated and registered under the laws of the State of Delaware, issued a Delaware State File Number of 6009247 by the Secretary of State of the State of Delaware and whose registered oﬃce is at 1237 E. Arques Avenue Sunnyvale, California 94085 (the Supplier).

G42 HOLDING US LLC, a company incorporated and registered under the laws of the State of Delaware, issued a Delaware State File Number of 7626371 by the Secretary of State of the State of Delaware and whose principal place of business is at [***] (G42).

BACKGROUND

1.    G42 and the Supplier entered into a framework agreement dated 13 September 2023 (Framework Agreement), allowing G42 or any of its Aﬃliates to request Goods from the Supplier.
2.    Pursuant to the Framework Agreement, G42 requests certain Goods to be provided by the Supplier, and the Supplier agrees to provide such Goods to G42 in accordance with Schedule 2 (Supply Contract Terms) of the Framework Agreement.
3.    Unless otherwise stated or the context otherwise requires: (i) the terms set out in Schedule 2 of the Framework Agreement shall apply to this Purchase Order and are hereby incorporated by reference; and (ii) the deﬁnitions and rules of interpretation set out in Schedule 2 of the Framework Agreement shall apply to this Purchase Order.

CONFIDENTIAL

PURCHASE ORDER (COMMERCIAL)

Purchase Order No.	2024-0003

GOODS

[***]	Supplier will deliver [***]. For the purposes of this Purchase Order: •[***]; •[***]; and •[***], (each a “Cluster”, together the “Clusters”). [***] Each Cluster includes [***] CS-3 systems, [***].

[***]
[***] subscription to software updates, upgrades and bug ﬁxes, [***]. Extended Warranty: Hardware warranty of [***]. Access to an online searchable knowledge base. [***]. Hardware support on-site diagnostics and troubleshooting, remote remediation where possible.
[***]

[***]	Supplier to execute physical installation, rack, stack, network, cabling, integrate cluster, power on, and bring-up of the Clusters in accordance with the Delivery Dates speciﬁed in Appendix A. [***]

Acceptance Period	[***] from the Supplier notifying G42 that [***] is complete.

FEES

Goods
US$178,737,336 (“Goods Fee”).
The Parties agree as follows:
•under a ‘Letter of Award in Respect of HPC Infrastructure PO’ dated April 24, 2024 between G42 and the Supplier located at Appendix C of this Purchase Order (the “Award Letter”), G42 advanced to the Supplier a sum of US$300,000,000 (the “Prepaid Sum”);

CONFIDENTIAL

•notwithstanding the terms of the Award Letter, at any time on or after the Commencement Date, the Supplier may deduct the proportion of the Goods Fee that corresponds to an individual Cluster, as speciﬁed in the Payment Schedule section of the table set out in Appendix A, from the Prepaid Sum, subject to:
◦the Supplier delivering and installing that Cluster in accordance with the Delivery Dates, as speciﬁed in the Delivery Schedule section of the table set out in Appendix A; and
◦G42 formally accepting that Cluster pursuant to the terms set out in this Purchase Order and Section 3.4 of the Supply Contract.
•if the Supplier does so, the Supplier will:
◦on the relevant invoice issued in accordance with this Purchase Order, indicate that the proportion of the Goods Fee payable by G42 under this Purchase Order is paid; and
◦report to G42 on the remaining balance of the Prepaid Sum;
•the Supplier may deliver, and G42 may accept pursuant to this Purchase Order and Section 3.4 of the Supply Contract, each individual Cluster in multiple partial deliveries. In such case, the Supplier may invoice G42 on the same terms and conditions as set forth above upon completion of each partial delivery, provided that the amount of the invoice will be a pro rata portion of the Fee Instalment amount set forth in Appendix A for one Cluster, where the numerator is the number of CS-3 systems in the partial delivery and the denominator is [***];
•except as set out in this Fees row of this Purchase Order or as otherwise agreed between the Parties, the terms of the Award Letter shall remain in full force and eﬀect; and
•In the event the remaining balance of the Prepaid Sum decreases to [***], all further amounts payable by G42 hereunder shall be paid by wire transfer of immediately available funds [***] of invoice.

CONFIDENTIAL

Sales Tax / Other Taxes
To be calculated in accordance with applicable law and based on Delivery Location (the “Taxes”).
The Parties agree as follows:
•notwithstanding the terms of the Award Letter, if any Taxes are payable by G42, G42 may, from time to time, direct the Supplier to deduct the Taxes payable under this Purchase Order from the Prepaid Sum;
•if G42 so directs, the Supplier will:
◦on the relevant invoice issued in accordance with this Purchase Order, indicate that the relevant Taxes are paid; and
◦report to G42 on the remaining balance of the Prepaid Sum; and
•except as set out in this Sales Taxes and Other Taxes row of this Purchase Order or as otherwise agreed between the Parties, the terms of the Award Letter shall remain in full force and eﬀect.

Shipping
No shipping fees [***] if shipped to [***] or any other location in [***].
No shipping fees [***] if shipped in [***].
The Parties agree that shipping fees to any locations outside [***] are to be borne by G42 and the Supplier will evidence and document any such shipping charges.

Total Fees	US$178,737,336 plus sales tax, other charges, and shipping, as set forth above.

Delivery Location	For [***], [***]. For [***], to be mutually agreed upon.

Delivery Terms	As per Supply Contract

Delivery Date	See Special Terms and Appendix A.

Invoice Address	[***]

CONFIDENTIAL

WARRANTY* AND SPECIFICATIONS

Warranty Period *(only if different from Supply Contract)	[***] (in accordance with this Supply Contract and paragraph 6 of the Special Terms set out below).

Speciﬁcations	As described in the “GOODS” section of this Purchase Order.

Validation Checks	See Appendix B

OTHER DETAILS

Payment Terms	As set out in the FEES row of this Purchase Order.

Liability Cap
For each Cluster [***], the Liability Cap referred to in clause 14.4(b)(2) of this Supply Contract shall be [***]. The Liability Cap for each such Cluster is subject to clauses 14.4(b)(B) and 14.4(c) of this Supply Contract and relates only to liability arising in respect of that speciﬁc Cluster, without combination or duplication with respect to other Clusters delivered hereunder.
Without limiting the foregoing but subject always to clauses 14.4(b)(B) and 14.4(c) of this Supply Contract, the maximum aggregate liability of the Supplier under this Purchase Order, across all Clusters, shall not exceed at any time [***].

Liquidated Damages	Not Applicable.

Importer of Record (only if applicable)	Not Applicable (if the agreed Delivery Location is within the United States of America). G42 (if the agreed Delivery Location is outside the United States of America).

Additional Costs	The Supplier shall be solely responsible for [***].

Special Terms
The Parties agree that, notwithstanding the clauses of this Supply Contract, the following Special Terms shall apply:
1.    The Supplier shall deliver the quantities of Goods [***] speciﬁed in the Delivery Schedule section of the table set out in Appendix A on or before the corresponding Delivery Dates speciﬁed therein.

CONFIDENTIAL

2.    Subject to paragraph 4 of these Special Terms, the Supplier shall be entitled to issue invoices in respect of each Fee Instalment (or pro rata portion thereof for invoices for partial shipment) speciﬁed in the Payment Schedule section of the table set out in Appendix A and deduct the relevant Fee Instalment (or portion thereof) from the Prepaid Sum in accordance with the FEES row of this Purchase Order.
3.    Reserved.

4.    If the Supplier fails to deliver and install the requisite quantity of Goods in respect of any Cluster by any Delivery Date speciﬁed in Appendix A, then, subject to the below, the Supplier will not be entitled to issue an invoice for, or deduct from the Prepaid Sum, the portion of the applicable Fee Instalment speciﬁed in Appendix A corresponding to the units that are late, without the express consent of G42.
If this paragraph 4 applies, then G42 may, without prejudice to its other rights and remedies, direct the Supplier to deliver the requisite quantity of Goods in respect of any Cluster on or before a later Delivery Date than is speciﬁed in Appendix A (provided such later Delivery Date is reasonable). If G42 so directs, then the Delivery Schedule shall be deemed as amended accordingly and the provisions of this Purchase Order and Supply Contract shall apply to such later Delivery Date. If the Supplier delivers and installs the relevant units in respect of the Cluster on or before such later Delivery Date, the Supplier will be entitled to issue an invoice for and deduct the applicable Fee Instalment (or portion thereof) from the Prepaid Sum. If the Supplier delivers and installs the relevant units after such later Delivery Date but on or before expiry of the relevant cure time period speciﬁed in paragraphs 8, 9 or 10 (as applicable), the Supplier will be entitled to issue an invoice for and deduct the applicable Fee Instalment (or portion thereof) from the Prepaid Sum (without prejudice to G42’s other rights and remedies). If paragraph 4 applies as a result of a fact or circumstance described in paragraph 6.a or 6.b., the Supplier will be entitled to issue an invoice for and deduct the applicable Fee Instalment (or portion thereof) from the Prepaid Sum. If this paragraph 4 applies and the Supplier’s failure is due to a Force Majeure Event which continues for [***], the Supplier will not be entitled to issue an invoice for or deduct the applicable Fee instalment (or portion thereof) from the Prepaid Sum until deliveries begin again.

CONFIDENTIAL

“Force Majeure Event” for purposes of this Purchase Order, without limiting the scope of its deﬁnition in clause 1.1 of this Supply Contract, includes: (i) a delay in or failure by the Supplier to obtain governmental approvals for export, to the extent not due to a fact or circumstance described in (A) or (B) of this paragraph or in paragraph 6.b; and (ii) unforeseen supply chain events or circumstances that the Supplier identiﬁes and demonstrates to G42 have a material adverse eﬀect on the Supplier’s ability to comply with the Delivery Schedule. The Parties acknowledge and agree that limb (i) of the foregoing deﬁnition of “Force Majeure Event” shall not apply to the extent: (A) the delay or failure is caused by the Supplier failing to provide the necessary information to the relevant governmental authority; and (B) the Supplier fails to deploy reasonable best eﬀorts to obtain the necessary governmental license or approval, to the extent (in the case of either (A) or (B)) that paragraph 6.b does not apply.
5.    For the avoidance of doubt, if a unit of Goods is delivered by Supplier to the Delivery Location but not accepted by G42 pursuant to clause 3.4 of this Supply Contract due to non- conformance of the Goods, that unit shall not be deemed as having been delivered by the Supplier or accepted by G42.
6.    Subject to the Supplier complying with paragraph 7, G42 acknowledges and agrees that the Supplier shall be relieved of its obligations and liability under this Purchase Order and Supply Contract to the extent that the Supplier fails to deliver or install Goods to the Delivery Location in accordance with the Delivery Schedule as a result of:

a.    G42 failing to make available to the Supplier (or procure the making available to the Supplier of), in a timely manner, access to suitable data center facilities where the Goods will be housed (for the purpose of the Goods being delivered, installed or tested);
b.    only in those circumstances where the Parties have agreed that some or all of the Goods are to be exported outside the United States of America, G42 failing to provide to the Supplier, in a timely manner, such documentation or other information or assistance as required by any governmental agency or authority to obtain any license or approval necessary for such export (to the extent such documentation, information or assistance requirement is communicated to G42 by the Supplier); or

CONFIDENTIAL

c.    the occurrence of a Force Majeure Event.
7.    If the Supplier becomes aware of any fact of circumstance that may aﬀect its ability to supply the Goods in accordance with the Delivery Schedule (including the facts and circumstances listed in paragraph 6):
a.    the Supplier will, as soon as reasonably practicable, notify G42 of such fact or circumstance in writing and will propose a written action plan to G42 which addresses any such event or circumstance;
b.    G42, acting reasonably and a timely manner, will be entitled to:
i.    accept or reject any such proposed action plan; and
ii.    request changes or additions to the corrective action plan; and
c.    the Supplier will provide G42 with appropriately timed updates, [***], regarding the steps the Supplier has taken to mitigate the delays to the Delivery Schedule.

For the avoidance of doubt, except to the extent a delay to the Delivery Schedule is caused by a fact or circumstance listed in paragraph 6.a or paragraph 6.b, this paragraph 7 shall not aﬀect the application of paragraph 4 to suspending or halting the Supplier’s entitlement to issue invoices for and/or deduct the Fee Instalments from the Prepaid Sum and/or G42’s right to terminate this Supply Contract in accordance with paragraph 8.
8.    If paragraph 4 applies and the Supplier has failed to deliver and install the relevant Goods within [***] following the relevant Delivery Date, then, subject to the below, provided the delay is not caused by a fact or circumstance listed in paragraph 6.a or 6.b, G42 will be entitled to terminate this Purchase Order on written notice to the Supplier and be refunded any monies paid by G42 in respect of any Goods not yet owned by G42 [***] of the date of G42’s termination notice.
9.    If paragraph 4 applies and the delay is caused by a Force Majeure Event, then G42 will not be entitled to terminate this Purchase Order under paragraph 8 until the Supplier has failed to deliver and install the relevant Goods within [***] following the relevant Delivery Date.

CONFIDENTIAL

10.    If paragraph 4 applies in circumstances where the Parties have agreed that some or all of the Goods are to be exported outside the United States of America and the delay is caused by a failure to obtain from a governmental agency or authority a license or approval necessary for the export or import then, subject to the below, G42 will not be entitled to terminate this Purchase Order under paragraph 8 until the Supplier has failed to deliver and install the relevant Goods within [***] following the relevant Delivery Date. Notwithstanding the foregoing, G42 will be entitled to terminate this Purchase Order in accordance with and following expiry of the delay time periods set out in paragraph 8 if: (a) the delay or failure is caused by the Supplier failing to provide the necessary information to the relevant government authority; or (b) the Supplier fails to deploy reasonable best eﬀorts to obtain the necessary governmental license or approval, to the extent (in the case of either (a) or (b)) that paragraph 6.b does not apply.
11.    Reserved.
12.    If the events contemplated by paragraphs 4 or 6 occur (but without prejudice to G42’s rights and remedies under paragraphs 4, 8, 9, and 10 and the Supplier’s obligations under paragraph 7), the Parties agree to promptly meet and negotiate in good faith to agree to a revised Delivery Schedule and Payment Schedule and to comply therewith.
13.    The Parties acknowledge and agree that the Fees set out in the Fees row of this Purchase Order include the costs of shipping, delivery and installation to the Delivery Location or any other location in [***].
14.    Notwithstanding clause 5.2 of this Supply Contract, ownership of the Goods shall transfer to G42 immediately upon the completion of manufacture of any of the Goods (irrespective of whether such Goods are delivered to and/or installed at the relevant agreed Delivery Location).
15.    In any event, immediately on completion of manufacture of any Goods, the Supplier shall itself store (or shall procure the storage of) such Goods so that they remain readily identifiable as G42’s property.

CONFIDENTIAL

16.    For the avoidance of doubt, nothing in this Purchase Order shall be construed as limiting either Party’s rights under clause 12 (Force Majeure) of this Supply Contract.
17.    The Parties acknowledge and agree that, in respect of delays to the Delivery Schedule, G42’s termination and refund rights under this Purchase Order are restricted to the termination and refund rights set out in paragraphs 8 to 10 of these Special Terms. Accordingly, in clause 4.1 of the Supply Contract, the words “Time is of the essence” through to the words “Supplier’s unexcused delay” shall be deemed as deleted and not applicable to this Purchase Order.

SIGNATURES

IN WITNESS WHEREOF, the Parties hereto have duly executed this Purchase Order in any number of counterparts of identical content as of the date first above written.

EXECUTED for and on behalf of G42 HOLDING US LLC

/s/ Martin Edelman

Name: Martin Edelman

Title: Authorised Signatory

Date:	10 July 2024

EXECUTED for and on behalf of CEREBRAS SYSTEMS INC.

/s/ Andrew Feldman

Name: Andrew Feldman

Title: CEO

Date:	6/27/2024

CONFIDENTIAL
Appendix A: Delivery Schedule and Payment Schedule.
Appendix B: Validation Checks.
Appendix C: Award Letter.